**AMENDMENT No. 1 TO**
**AGREEMENT BETWEEN PARTIES**

This **AMENDMENT NO. 1 TO AGREEMENT BETWEEN PARTIES** (this "Amendment") is made effective this 20 day of December, 2006, by and between **DEBORAH CHRISTEN CORPORATION**, a Delaware corporation ("DCC" or "Licensor") and **SHELLS SEAFOOD RESTAURANTS, INC.**, a Florida corporation ("SSRI" or "Licensee") (together hereinafter referred to as the "Parties" and, individually, as a "Party").

## RECITALS

**WHEREAS,** the Parties are parties to an Agreement Between Parties (the "Agreement") dated August 5, 2005; and

**WHEREAS,** the Parties desire to make certain amendments to the Agreement and to memorialize such amendments in this Amendment.

**NOW, THEREFORE,** in consideration of the foregoing and the agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

**1.1 Extension of Period for Opening Restaurant.** The Parties hereby agree that Section 7.2 of the Agreement is deleted in its entirety and shall be replaced by the following provision:

> "7.2 Deadline for Opening of Restaurant; Extension of Time. SSRI shall use its best commercial efforts to open a Shells Seafood restaurant in the Limited Carrollwood Trade Area during the SSRI Option Period (as that term is defined below). For purposes of this Section 7.2, the term 'SSRI Option Period' shall mean the period that shall commence on January 1, 2007 and end on the earlier of: (a) a date specified by SSRI in a future written notice from SSRI to DCC; or (b) the date a Shells Seafood Restaurant is opened in the Limited Carrollwood Trade Area. On the first day of each month during the SSRI Option Period, SSRI shall pay to DCC a license fee in the amount which corresponds to the relevant month as set forth on Exhibit D [in the form attached to this Amendment]. All license fees shall be payable at the times stated in Section 2.1. In the event a Shells Seafood restaurant is opened in the Limited Carrollwood Trade Area during the SSRI Option Period, SSRI shall have the rights set forth in the remainder of this Agreement. In the event no Shells Seafood Restaurant is opened in the Limited Carrollwood Trade Area during the SSRI Option Period, SSRI shall have no further rights under this Agreement. During and for a period of months equivalent to the number of months between October 2005 and the last month of the SSRI Option Period, if no Shells Seafood Restaurant has been opened in the Limited Carrollwood Trade Area, SSRI as successor to Shells, Inc., agrees that SSRI will not exercise its rights under paragraph 16(g) of the Agreement for Licensing of Service Marks to declare DCC in default due to failure to maintain the operation of a restaurant in the Carrollwood Trade Area."

**1.2 Effect of Amendment.** In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control. Unless otherwise defined in this Amendment, all defined terms used in this Amendment shall have the meaning ascribed thereto in the Agreement. Unless specifically amended by this Amendment, all terms of the Agreement shall continue in full force and effect.

**IN WITNESS WHEREOF,** the parties hereto have executed this Agreement as of the day and year first above written.

**SHELLS SEAFOOD RESTAURANTS, INC.**

By: [signature]
Name: Warren R. Nelson
Title: EVP/CFO

**DEBORAH CHRISTEN CORPORATION**

By: Deborah Christen
Name: Deborah Christen
Title: President

**Revised Exhibit D to**
**Agreement Between Parties**

**Shells of Carrollwood Village Inc.**
**Calculation of Monthly Royalties for 2007**

| Month | Sales Derived From | Sales | 2% Royalty Fee |
|---|---|---|---|
| January | Jan-05 | 111,276 | $2,226.00 |
| February | Feb-05 | 150,001 | $3,000.00 |
| March | Mar-05 | 192.201 | $3,844.00 |
| April | Apr-05 | 137,664 | $2,753.00 |
| May | May-05 | 140,007 | $2,800.00 |
| June | Jun-05 | 166,166 | $3,323.00 |
| July | Jul-05 | 124,792 | $2,496.00 |
| August | Aug-05 | 119,987 | $2,400.00 |
| September | Sept-05 | 120,027 | $2,401.00 |
| October | Oct-05 | 107,407 | $2,148.00 |
| November | Nov-05 | 129,511 | $2,590.00 |
| December | Dec-05 | 133,258 | $2,665.00 |